     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 21, 2008, we entered into a First Supplemental Indenture, by and between American Express Company and U.S. Bank National Association, as trustee, supplementing the Indenture dated as of November 21, 2003, by and between American Express Company and U.S. Bank National Association, as trustee, attached as Exhibit 4(s) to the post-effective amendment to Form S-3 (Registration Statement No. 333-138032) filed by American Express Company on November 28, 2006.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1.1	First Supplemental Indenture dated as of May 21, 2008 by and between American Express Company and U.S. Bank National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)

By:	/s/ Stephen P. Norman
Name:	Stephen P. Norman
Title:	Secretary

DATE: May 27, 2008